UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Wells Avenue Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BFAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 24, 2021, the Company held its annual meeting of shareholders pursuant to notice duly given. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement as filed with the Securities and Exchange Commission on April 29, 2021.

Proposal One: Election of Directors

All of the Board’s nominees for director were elected to serve on the Company’s Board of Directors for a term of three years, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie Atkinson	55,918,864	1,105,739	22,780	659,956
Jordan Hitch	54,448,347	2,537,506	61,530	659,956
Laurel J. Richie	54,977,393	2,047,209	22,781	659,956
Mary Ann Tocio	54,963,373	2,061,104	22,906	659,956

Proposal Two: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
51,810,409	5,073,765	163,209	659,956

Proposal Three: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The Company’s shareholders selected “1 YEAR” as the preferred frequency at which the Company should hold an advisory vote on executive officer compensation. The final voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
56,406,263	92,746	531,036	17,338	659,956

The Company’s Board of Directors previously determined that the Company would automatically follow the vote of a majority of votes cast by shareholders in determining the frequency of future advisory votes on named executive officer compensation. The Company’s shareholders voted that the Company will hold future advisory votes on named executive compensation every year, as was recommended with respect to this proposal by the Company’s Board of Directors in the Company’s definitive Proxy Statement. Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Company has determined to continue to hold advisory votes on named executive officer compensation every year until the next shareholder advisory vote on the frequency of holding future advisory votes on named executive officer compensation, which shall be no later than the Company’s 2027 annual meeting of shareholders.

Proposal Four: Ratification of the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

For	Against	Abstain
56,549,296	1,144,343	13,700

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

Date:	June 24, 2021	By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer